                        Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             TETON PETROLEUM COMPANY
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware                            1482290
        ---------------------------          --------------------------
       (State or Other Jurisdiction of      (Primary Standard Industrial
        Incorporation or Organization)       Classification Code Number)

                   1600 Broadway, Suite 2400, Denver, CO 80202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this form relates to the             If this form relates to the
registration of a class of securities   registration
pursuant to Section 12(b) of the        of a class of securities pursuant to
Exchange Act and is effective           Section 12(g) of the Exchange Act
pursuant to General Instruction         and is effective pursuant to General
A.(c), check the following box: [X ]    Instruction A.(d), check the
                                        following box. [ ]

Securities Act registration statement file number to which this form relates:________
                                                                          (If applicable)
Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                       Name of Each Exchange on Which
      to be so Registered                       Each Class is to be Registered
      --------------------                      ------------------------------

Common Stock, $.001 par value per share         The American Stock Exchange_________

-------------------------------           ------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

--------------------------------------------------------------------------------
                                (Title of class)

--------------------------------------------------------------------------------
                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     A  description  of the  Registrant's  securities as required by Item 202 of
Regulation  S-B, is  incorporated  herein by reference  to the section  entitled
"Description  of  Securities"  in the Company's  Form 10SB/A  Registration  File
No.000-31170,  and all amendments  thereto,  filed with the Securities  Exchange
Commission on July 11, 2001.

ITEM 2.  EXHIBITS

Exhibit
Number      Description of Document
-------     -----------------------

A              The  "Description  of  Securities"  section of the Form  10SB/A
               (Registration  File  No.000-31170)  is  incorporated   herein  by
               reference as referred to in Item 1.

                                    SIGNATURE

     Pursuant to the  requirements of Section 12 of the Securities  Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          TETON PETROLEUM COMPANY
                                                   Registrant

                                    By: s/ Howard Cooper
                                           Howard Coopr, Chief Executive Officer

Date: May 2, 2003